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                                                                   Exhibit 10.18

Inprise Corporation Dale Fuller Individual Stock Option Plan


INPRISE CORPORATION
100 Enterprise Way
Scotts Valley, CA 95066

Notice of Grant of Stock Options and Option Agreement
ID: 94-2895440

Dale Fuller                                    Option Number:   00014873
                                               Plan:            FUL
                                               ID:                  4168

Effective 4/9/1999, you have been granted a(n) Non-Qualified Stock Option to buy 1,000,000 shares of INPRISE CORPORATION (the Company) stock at $3.6250 per share.

The total option price of the shares granted is $3,625,000.00.

Shares in each period will become fully vested on the date shown.

Shares           Vest Type        Full Vest               Expiration

1,000,000             Monthly            10/9/1999             4/9/2009

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

  INPRISE CORPORATION                   Date: May 24, 1999
/s/

  Dale Fuller                           Date: May 26, 1999
/s/

                              INPRISE CORPORATION
                      NONSTATUTORY STOCK OPTION AGREEMENT
                         (100% ACCELERATION OF VESTING)

  The Company has granted to the individual (the "Optionee") named in the Notice of Grant of Stock Options (the "Notice") to which this Nonstatutory Stock Option Agreement is attached an option to purchase certain shares of Stock upon the terms and conditions set forth in this Option Agreement (the "Option") and the Notice. The Option has been granted pursuant to the Inprise Corporation Dale Fuller Individual Stock Option Plan (the "Plan"). By signing the Notice, the Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and accepts the Option subject to all of the terms and provisions hereof. The Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

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      1.     Definitions and Construction.
             ----------------------------

             1.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

                    (a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                    (b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                    (c) "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                    (d) "Company" means Inprise Corporation, a Delaware corporation, or any successor corporation thereto.

                    (e) "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                    (f) "Date of Option Grant" means the effective date of grant as set forth in the Notice.

                    (g) "Director" means a member of the Board or of the board of directors of any other Participating Company.

                    (h) "Disability" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                    (i) "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                    (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                    (k) "Exercise Price" means the purchase price per share of Stock as set forth in the Notice and as adjusted from time to time pursuant to
Section 9.

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                    (l)  "Fair Market Value" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                         (i)  If, on such date, there is a public market for the
Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the
                          -------------------
Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                         (ii) If, on such date, there is no public market for
the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                    (m) "Number of Option Shares" means the total number of shares of Stock subject to the Option as set forth in the Notice and as adjusted from time to time pursuant to Section 9.

                    (n) "Option Expiration Date" means the date ten (10) years after the Date of Option Grant.

                    (o) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                    (p) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

                    (q) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

                    (r) "Securities Act" means the Securities Act of 1933, as amended.
                    (s) "Service" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Optionee's Vested Shares. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

                    (t) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

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                    (u)  "Subsidiary Corporation" means any present or future
"subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                    (v) "Vested Shares" means that portion of the Number of Option Shares which have vested in accordance with vesting schedule set forth in the Notice. Provided that the Optionee's Service has not terminated prior to the relevant date, an initial installment of shares will become Vested Shares on the initial "Full Vest" date set forth in the Notice, and thereafter the remaining shares will become Vested Shares in substantially equal installments at the periodic rate set forth in the Notice, with the last such installment vesting on the last "Full Vest" date set forth in the Notice.

             1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      2.    Tax Status of Option.
            --------------------

             This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

      3.     Administration.
             --------------

              All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

      4.     Exercise of the Option.
             ----------------------

             4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable prior to the termination of the Option (as provided in Section 6) in an amount not to exceed that portion of the Number of Option Shares which have become Vested Shares less the number of shares previously acquired upon exercise of the Option. Notwithstanding the foregoing, the Option may not be exercised as to less than ten (10) shares at any one time or, if less, the number of shares then remaining exercisable pursuant to the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

             4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and the tax withholding obligations, if any, as provided in Section
4.4. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and tax withholding obligations, if any.

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             4.3    Payment of Exercise Price.

                    (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                    (b) Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                    (c) Cashless Exercise. A "Cashless Exercise" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

             4.4 Tax Withholding. At the time the Option is exercised, in or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or
(iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

             4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

             4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the

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Option be in effect with respect to the shares issuable upon exercise of the
Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

             4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

       5.    Nontransferability of the Option.
             --------------------------------

             The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

       6.    Termination of the Option.
             -------------------------

             The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in
Section 8.

       7.    Effect of Termination of Service.
             --------------------------------

             7.1    Option Exercisability.

                    (a) Disability. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twenty-four (24) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                    (b) Death. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twenty-four (24) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall

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be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                    (c) Termination After Change In Control. If the Optionee's Service with the Participating Company Group ceases as a result of Termination After Change in Control (as defined below), the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of three (3) months (or six (6) months if the Optionee is subject to restrictions on transfer to comply with "Pooling-of-Interests" accounting rules) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                    (d) Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death, Termination After Change in Control or Cause as provided in
Section 7.4 below, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within twenty-four (24) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

             7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

             7.3 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

             7.4 Termination for Cause. Except as otherwise provided in a contract of employment or service between a Participating Company and the Optionee, and notwithstanding any other provision of this Option Agreement to the contrary, if the Optionee's Service with the Participating Company Group is terminated for Cause as defined below, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

             7.5    Certain Definitions.

                    (a) "Termination After Change in Control" means termination by the Participating Company Group of the Optionee's Service with the Participating Company Group for any reason other than for Cause (as defined below) within a period of six (6) months after a Change in Control.

                    (b) "Cause" means any of the following: (i) the Optionee's theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (v) any

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material breach by the Optionee of any agreement of employment or service between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group. A determination by the Board that the Optionee was terminated for Cause shall be final and binding upon the Optionee for all purposes and shall not be subject to review by any governmental agency or court of law.

      8.     Change in Control.
             -----------------

             8.1     Definitions.

                     (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                          (i)   the direct or indirect sale or exchange in a
single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                          (ii)  a merger or consolidation in which the Company
is a party;

                          (iii) the sale, exchange, or transfer of all or
substantially all of the assets of the Company; or

                          (iv)  a liquidation or dissolution of the Company.

                     (b) A "Change in Control" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                          (i)   an Ownership Change Event or a series of related
Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be;

                          (ii)  the acquisition by any "person" or "group" (as
such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, a Subsidiary Corporation, or any employee benefit plan sponsored by the Company or a Subsidiary Corporation, of direct or indirect beneficial ownership of twenty percent (20%) or more of the total combined voting power of the outstanding voting stock of the Company, unless such acquisition has been approved by a majority of the members of the Board in office prior to such acquisition; or

                          (iii) during any two consecutive years, individuals
who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority of the Board, unless the election or nomination for election by the stockholders of the Company of each new member of the Board was a approved by a vote of at least a majority of the individuals then still in office who were members of the Board at the beginning of such period.

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For purposes of subsection 8.1(b)(i), indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

             8.2 Effect of Change in Control on Option. In the event of a Change in Control, any unexercised portion of the Option shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. Any exercise of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this Section 8.2, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control or an event described in
Section 8.1(b)(ii) or (iii) is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

      9.     Adjustments for Changes in Capital Structure.
             --------------------------------------------

             In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

      10.    Rights as a Stockholder, Employee or Consultant.
             -----------------------------------------------

             The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been

                                       9
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exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee, whether an Employee or Consultant, any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

      11.    Legends.
             -------

             The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

      12.    Binding Effect.
             --------------

             Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      13.    Termination or Amendment.
             ------------------------

             The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

      14.    Notices.
             -------

             Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address of such party as set forth in the Notice or at such other address as such party may designate in writing from time to time to the other party.

      15.    Integrated Agreement.
             --------------------

             This Option Agreement and the Notice constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

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

      16.    Applicable Law.
             --------------

             This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

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